Exhibit 10.1

Execution Version

June 12, 2023

VIA EMAIL

Mullen Automotive, Inc.

1405 Pioneer Street

Brea, California 92821

Attn: David Michery

Re:      Series D Preferred Stock

Dear David Michery:

Reference is made to that Securities Purchase Agreement, dated as of June 7, 2022 (as amended, the “Securities Purchase Agreement”) by and between Mullen Automotive Inc. (the “Company”) and the investors named therein, pursuant to which the Company irrevocably committed to effect the issuance of Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”) and warrants upon receipt of $45,000,000, which the undersigned has paid on June 12, 2023. As a result, pursuant to the terms of the Securities Purchase Agreement, the Company is irrevocably committed to issuing to the undersigned an aggregate of 104,166,662 shares of Series D Preferred Stock (the “Shares”).

As requested by the Company, the undersigned hereby agrees that, in lieu of the issuance and delivery by the Company of the Shares, the Company issue to the undersigned such number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants in the form attached as Annex A, exercisable for such number of shares of Common Stock (the “Pre-Funded Warrants”), in each case as provided next to the name of the undersigned included on Schedule 1 hereto; provided, however, that such issuance of shares of Common Stock (including shares of Common Stock issued upon exercise of the Pre-Funded Warrants) in lieu of shares of Series D Preferred Stock shall have the same effect as if the undersigned was issued the Shares and elected to convert the Shares into shares of Common Stock, including that the shares of Common Stock are registered for resale on the registration statement filed on Form S-3 (File No. 333- 269766) filed by the Company with the Securities and Exchange Commission on February 14, 2023, and that Company’s counsel provides an opinion to the Company’s transfer agent that such Common Stock, when issued in accordance with this letter agreement, will be duly authorized, legally issued, fully paid and non-assessable.

Except provided in this letter agreement, all other terms and conditions in the Securities Purchase Agreement shall remain in full force and effect and this letter agreement shall be governed by all provisions thereof. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. This letter agreement may be executed in separate counterparts (including by electronic signature pages), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[Remainder of Page Intentionally Blank]

Please indicate your agreement with the foregoing by signing where indicated below.

Sincerely,

Esousa Holdings, LLC

By:	/s/ Michael Wachs
Name:	Michael Wachs
Title:	Managing Member

Michael Wachs 2022 Dynasty Trust

By:	/s/ Michael Wachs
Name:	Michael Wachs
Title:	Manager

Acuitas Capital, LLC

By:	/s/ Terren Peizer
Name:	Terren Peizer
Title:	Chief Executive Officer

Davis-Rice Pty Limited

By:	/s/ Timothy Davis-Rice
Name:	Timothy Davis-Rice
Title:	Director

Ault Lending, LLC f/k/a Digital Power Lending, LLC

By:	/s/ David J. Katzoff
Name:	David J. Katzoff
Title:	Manager

Jess Mogul

/s/ Jess Mogul

Jim Fallon

/s/ Jim Fallon

Michael Friedlander

/s/ Michael Friedlander

Acknowledged, accepted, and agreed:

MULLEN AUTOMOTIVE INC.

By:	/s/ David Michery
Name:	David Michery
Title:	Chief Executive Officer

SCHEDULE 1

Name of Buyer	Purchase Price	Common Stock	Pre-Funded Warrant
Esousa Holdings, LLC	$8,345,454.50	13,016,019	6,302,162
Michael Wachs 2022 Dynasty Trust	$8,345,454.50	7,383,228	11,934,953
Acuitas Capital, LLC	$16,363,636.50	6,649,758	31,229,030
Davis-Rice Pty Limited	$8,181,817.50	18,939,392	-
Ault Lending, LLC	$2,454,545.50	5,681,818	-
Jess Mogul	$818,182.50	1,893,940	-
Jim Fallon	$409,091.00	946,969	-
Michael Friedlander	$81,818.00	189,393	-

ANNEX A

PRE-FUNDED WARRANT

[see attached]